Exhibit 10.6

MASTER PROMI SSO RY NOTE $2,000.000 USD Effect iv e Dat e: May 25, 2023 FOR VA L UE RECEIVED, and subject to the terms and cond ition s set forth herein, CannaPharmaRX (the "Borrower"), hereby unconditionally promises to pay to the o rder of Koze I nvestments, LLC or its assigns (the " Lender , " and together w i th the Borrower, the " Parti es") . the principal amount of TWO MILLION DOLLARS ( $ 2 , 000 , 000 . 00 ) o r . if less, the aggregate unpaid principal amount of all advances made by the Lender to the Bo rr ower (which aggregate unpaid principal amount s hall be equal to the amount set forth op posit e L he date last appearing on Schedu l e A , or some other simi lar trac_king method attached to this Master P romissory Note (as the same may be amended , supp lem ented, or modified from time to time in accordance with its terms, the " Nole") ) . This Note evidences advances made by the Lender to the Borrower ("A dvances" ) . I. D efi niti ons; Interpretat io n . I. I Capitalized terms used herein shall have the meanings set forth in this Section I. "A dv a nce s" has the meaning set forth in the introductory paragraph. "Be n efic i a l Ownership Re g ulation " means 31 C.F.R. † IO I0.230. " Board " means the Board of Directors of the Borrower "Bor row er" has the meaning set fo1th in the introductory paragraph. " Bu s in ess Day" means a day other than a Saturday, Sunday, or other day on which banks in Los Angeles, Cal ifornia are authorized o r r equired by law to close. "Defa ult Rate" means, the Rat e plus five pe r cent (5%). "Eve nt of D efa ult " has the meaning set forth in Section 8. "Gove rnm e ntal Authority" means the governmen t of the U nited States of America or any nation o r any political subdivision thereof , whether state or local, and any agency, authority , instrumentality , regulatory body , cou 1 t , central Lender, o r other entityexerc i s i ng executive, legislative, judicial , taxing, regulatory, or administrative powers or functions of, or pertain i ng to , government (incl( 1 ding any supra - national bodies such as the European Union or the E uropean Central Lender) . " Ind em nified Taxes " means (a) Taxes . other than Exclude d Taxe s, imp osed o n or wit h respect to any payment made by the Borrower under this Note and (b) to the extent not otherwise described in cla u se (a), Other Taxes . " Law " means, as to any Person , the ce rtifi cate of incorporation a n d by - laws or other organizational or governing documents of such Person, and any law ( includin g common law ), statute . ordinance, treaty, rule, regulation , orde r , decree , judgment, writ, injunction , sett l ement agreement, requirement , or determination of an arbitrator or a court or other Governmental Authority , in each case applicable to o r binding upon such Person or any of its property or to whic h such Person or any of its prope 1 ty is s ubject . 0 " L e nder " has the meaning set forth in the int roducto 1 y paragraph. "M ateri a l A dv erse Effect" means a material adverse effect on (a) the business , assets , properties, l i abilities (actual or contingent), o p e rati ons, or cond iti on (financ i al or otherwise), or prospects of the Borrowe r , (b) the valid i ty or enforceability of this Note, (c) the perfection or priority of any Iien, security interest, charge , or other encumbrance purpo 1 ted to be c re ated under any other agreement with the Lender, (d) the rights or remedies of t he Le n der hereunder, or (e) the abil ity of the Borrower to perform any of its material ob li gations (including payment obligations) he r eunder . "Matur ity Date " means, with re spect to each Advance. twelve (12) m o nths afte r suc h Advance has been made. "No te " has the mean i ng set forth in the introductory paragraph. "O th e r Taxes" means any and all present o r future sta mp , court , recording , filing , intangible, documentary, o r simi l a r Taxes or any other excise or pr o perty T axes, charges, or similar l evies a ri sing from any payment made hereunder or from the execution, delivery, enforcement, or r eg i stration of, or performance under , or from the receipt or perfection of a secur i ty interest under or othe rwi se wit h r espect to, this Note . " P ar ti es" has the meaning set forth in th e introductory paragraph. "Pe r so n " means any individual , corporation . limited liabilit y company, tru st, joint ventu r e, association, company , limited or genera l partnersh ip , unincorporated organization, Governmental Authority, or ot h er entity . " Rate " shall be twenty - four percent (24%) per annum, compound in g monthly. 1.2 Interpretation . (a) For purpose s of th i s Note (i) the wo rd s "i n clude," "incl ud es," and "includ i ng " shall be deemed to be followed by th e words "without l imitation," ( ii) the word "or" is not excl u s i ve, and (iii) the words "herein," "hereof ," "hereby," "hereto," and "hereunder" r efer to this Note as a whole and not to an y particular provision hereof . (b) The defin it ions given for any defined terms in this Note shal l apply equally to b oth the singular and plural forms of the terms defined. (c) Unless the context otherwise requires, references herein to (i) Schedules and Sect i ons mean the Schedu l es and Sections of thi s Note ; (ii) an agreement , instrument, or othe r document means such agreement, instrument, or other document as amended . supplemented, and modified from time to time to the extent permitted by the provisions the r eof ; and ( iii ) a statute means such statute as amended from t ime to time and includes any successor legisla tio n thereto and any regulation s p r omu l gated thereunder . (d) T hi s Note shall be construed without regard to any presumption or rule requirin g construction o r interpr etation against the party drafting an instrument or caus i ng any instrument to be drafted . 2

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3. Previous Advances. Prior to entering into this Note , the Lender has advanced funds to the Borrower. Such advances are to be treated as Advances under this Note and wi ll be reflected on the Schedule A attached hereto. 4. Change of Board . Coincident with the execution of this Agreement , the Borrower will appoint three n ew directors , as nominated by the L ender, to its Board. 2. Making the Advances. 1. Method of Funding Advances . The CEO . of the Borrower will submit B oard approved funding request amounts under thi s Note . providing the Lender with the amount requested and the use of loan proceeds . The Lender shall make an Advance to the Bo rr ower within 72 hours of receipt of the funding request . The Borrower agrees that the making an Advance to the Borrower or the o ri g inati on of a payment order fo r a funds transfer of the proceeds of an Advance in accordance with the instructions of the B orrower s hall constitute conclusive evidence that such Advance was made . Neither the failure of the L ender to indorse on Schedule A attached hereto the amount of any Advance, nor the failure of the recipient designated by the Borrower to credit the proceed s of any Advance for th e benefit of the Borrower . sha ll affect the Borrower's ob li gations hereunder . 2. Borrowe r is responsible to gather anv invoices to substantiate Advances made by Lender on Companv's behalf . 3. Payment Dates: Optional Prepavments. 1. Pa vment Dates . The unpaid principa l amount of each Advance and all accrue _ d and unpaid interest thereon shall be payable on the Maturity Date. without demand for payment made by Lender. 3 . 2 Optional Prepayments . The Borrower may prepay any Advance in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment . 3 . 3 Pavment Upon R eceipts . Notwithstanding the foregoing, so long as there are amounts outstanding under this Note, the Borrower shall pay to Lender , fifteen percent ( I 5%)of any monies received from any source, toward the repayment of amounts due under this Note . For avoidance of doubt, this Section 3 . 3 d oes not diminish o r reduce in anyway, any other repayment obligat i ons of the Borrower under any ot her agreement involving the Lender : meaning any repayment requirements, amounts, and obligations, are not offset by payments made by the Borrower under this Note . 4. Int erest. 1. Interest Rate . Except as otherwise provided he r ein, the outstanding principal amount of each Advance evidenced hereby sha ll bear interest at the Rat e from the date such Advance was made until such Advance is paid in full , whether at maturity . upon acceleration, by prepayment , or otherwise . 2. Interest Pavment Dates . All accrued interest on any Advance sha ll be paid on the Maturity Date. 3. Default Int e rest. If any amount payable hereunder with respect to any Advance is not paid when due (without regard to any applicable grace periods), whether at stated maturity , by accelerat i on, or othe rwi se. such overd ue amount sha ll bear interest, payable on demand , at the Default Rate from the date of s u ch non - payment unt i l suc h amount is pa i d in full. 4. Computation and Accrual of Interest (a) All computations of intere s t on eac h Advance shall be made on the bas is of a year of 365 or 366 days . as the case ma y be, and the actual number of days elapsed, compounded monthly . (b) In te r est sha ll accrue on each Advance on the day on which such Advance is made and sha ll not accrue on such Advance for the da y on which it is paid . 4 . 5 Interest Rate Limitation . If at any t im e and for an y reason whatsoever . the interest rate payable on any Advance shall exceed the maximum rate of in terest pennitted to be charged b y the Lender to th e B on - ower under applicable Law , such interest rate s hall be reduced au tom atica l l y to the maximum rate of interest permitted to be charged under app li cable Law . 5. Payment Mechanics. 1. Manner of Payments . Each payment of interest or pr incipa l sha ll be made in lawful money of the United States of America no l ater than on the date on which such pa y ment is due by wire transfer of imm ed iatel y available funds to the Len der in accordance w i th instructions provided by the Lender in w ri ting to the Borrower from time to time . 2. Application of Payments . A ll payments made under this Note s ha l l be applied first to the payment of any fees or charges outstanding hereunder , second to accrued i nterest, and third to the payment of the principal amount o u tstanding under this Note . 3. Busines s Day Co nvention . Whenever any pa y ment to b e made hereunder shal l be due on a day that i s not a Busine ss Day . s uch payment s hall be made on the next s uc cee ding Business Day and s u ch extension w ill be taken into account in computing the amount of interest payable under this Note . 4. Ev id ence of Debt . The Lender i s authorized to record on Schedule A attached here to each Advance made to the Borrower and each payment o r p r epayment thereof . The entries made by the Lender shall, to the extent permitted by applicable Law , be conclus i ve evidence absent manifes t error of the existence a nd amounts of the obl i gat i ons of the Borr owe r therein recorded ; provided , however, that the failure of the Lender to record such pa y ment s or pr e pa y ment s, or any error or inac curacy therein, shal l not in any manner affect the v alidity or enforceabil i ty of an y ob ligation of the Borrower to repay (with applicable interest) in accorda n ce with the terms of t hi s Note an y Advance actua l ly made b y the Lender under this Note . 5 . 5 Rescission of Payments . If at any time any paymen t made by the Borrower under this Note is rescinded or must othe r wise be restored or returned upon the in solvency, bankruptcy , o r reorganization of the Borrower or otherw i se . the Borrower's obligat i on t o make such payment shall be reinsta t ed as though such payment had not been made . 6.1 3 4

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(a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction or withholding for any Taxes except as requi r ed by applicable Law . If the Borrower is required by applicable Law to deduct or withhold any Taxes from such payments, then : (i) if such Tax is an Indemnified Tax, the amount payab l e by the Borrower shall be increased so that after all such required deductions or withholdings are made (including deductions or withholdings applicable to additional amounts payable unde r this Section 6 . 1 ), the Lender receives an amount equal to the amount it would have received had no such deduction or withholding been made ; and (ii) the Borrower shall make such deductions or withholdings and timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with appl i cable Law . (b) Without limiting the provisions of Section 6 . 1 (a), the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law . (c) The Borrower shall indemnify the Lender, within ten ( I 0 ) days after demand therefo r , for the full amount of any I ndemnified Taxes (including Indemnified Taxes imposed on or attributable to amounts payable under this Section 6 . 1 ) paid or payable by the Lender, on or with respect to an amount payable by the Borrower under or in respect of this Note, together with any reasonable expenses arising in connection therewith and with respect thereto , whe t her or not such Indemnified Taxes were correctly or l egally imposed or asserted by the relevant Governmental Authority . A certificate from the Lender as to the amount of such payment or liab i lity delivered to the Borrower shall be conclusive absent manifest error . (d) As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 6 . 1 , the Borrower sha l l deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Autho r ity evidencing such payment, a copy of the relevant return r eporting s u ch payment, or other evidence of such payment reasonably satisfactory to the Lender . (e) The borrower's ob l igations under this Section 6 . 1 shall survive the payment of the Advances and all amounts payable hereu n der . 7 . Rep r esentations and Warranties . The Borrower hereby represents and warrants to the Lender on t h e date hereof as follows (and each request for an Advance will be deemed a representation and warranty by the Borrower on the date of such Advance that) : 1. Existence ; Power and Authority : Compliance with Laws . The Borrower (a) is a corporation duly incorporated , validly existing . and in good stand i ng under the laws of the state of Delaware ; (b) has the requisite power and authority . and the legal right , to own, lease, and operate its properties and assets and to conduct its business as it is now being conducted, to borrow Advances , to execute and delive r this Note, and to perform its obligations hereunder ; and (c) is in compliance with all Laws except to the extent that the failure to comply therewith would not, in the aggregate , reasonab l y be expected to have a Material Adverse Effect . 2. Authorization ; Execution and Delivery . The execution and delivery of this Note by the Borrower , its borrowing of Advances, and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with all applicable Laws. The Borrower ha s duly executed a n d delivered this Note. 3. No Approvals . No consent, authorization, or order of, filing w i th, notice to, license from , or other act by, or in respect of, any Governmental Authority or any other Person is required i n order for the Borrower to borrow Advances or to execute, deliver, or perform an y of its obligations u n der this Note . 4. No Violations . The execution and delivery of this Note, the borrowing of any Advance, and the consummation by the Borrower of the transactions contemplated hereby do not and will not (a) violate any Law applicable to the Borro we r or by which any of its properties or assets may be bound ; or (b) constitute a default under any material agreement or contract by which the Borrower may be bound . 5. Enforceability . This Nole is a valid, legal, and binding obligation of the Borrower, enforceable against the Borrower i n accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization , moratorium , or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement i s sought by proceedings in equity or at l aw) . 6. Use of Proceeds . The proceeds of each Advance will be used sole ly forthe purposes set forth in the notice accompanying each request for an Advance . 7. I nvestment Company Act . The Borrower is not an "investment company" as defined i n, or subject to regulation under, the Investment Company Act of 1940 . 8. Acceleration of Advances; Events of Defau l t and Remedies. All Advances, together with all accrued interest thereon , shall become immediately and automatically due and payable , without demand for paymen t, pre se n tment for payment, protest, notice of payment , notice of dishonor, notice of nonpayment, notice o f acceleration of maturity, and diligence in taking any action to collect sums owing hereunder , upon the commencement by or against the borrower of a case o r proceed i ng under any bankruptcy, insolvency , or other law relating to the relief of debtors, the readjustment , composition, or extension of indebtedness, or reorganization or liquidation . Upo n the occurrence of any of the following ("Even t s of D efault") and at any time thereafter during the continuance of such Eve nt of Default, the Lender may , at its option, by written notice to the Borrower , (x) declare the entire principa l amount of the outstanding Advances, together with al l accrued interest thereon and all other amounts payable under this Note, immediatel y due and payable and /o r (y) exercise any or all of its rights, powers , or remedies under applicable Law : 8.1 Fai l ure to Pay . The Borrower fails to pay ( a) any principal amount of any Advance when due or (b) interest or any other amount when due and such failure continues for ten ( I0 ) days. 2. Breach of Representat i ons and Warranties . Any representation or warranty made or deemed made by the Borrower to the Lender herein is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made . 3. Breach of Covenants . The Borrower fails to observe or perform any covenant, obligation, condition, or agreement contained in this Note . other than those specified in Section 8 . 1 , 5 6

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and s uch failure cont inu es unr erne di ed for ten (10) days after t h e date on which notice t h e r eof s h all h ave been g i ven to the B o rro wer by the L e nd er. 9. Mis cella n eous . 9. 1 Notices. (a) All notices, requests, o r ot h er commu ni catio n s required or pem,itted to be delivered hereunder s hall be delivered in writing, in each case to th e a ddre ss spec ifi ed below o r to s uch o th e r a ddr ess as a Par ty may from time to t im e specify in w ritin g in comp li a nc e wit h this provision : (i) l fto the Borrower: 888 - J rd Street SW Ca l ga r y, Albe r ta T2P5C5 Att n : CEO Email: to be provided with each advance ( ii ) l fto the Lender: 327 North Formosa Avenue Los Angeles, Ca li forn i a Attn: Elliot Zemel Ema il : ez@ h imelcapital.com (b) Notices if ( i ) mailed by ce 1 tifi ed o r registered mail o r se nt by hand o r overn i g ht courier se r v i ce s hall be deemed to have been g i ve n when r ece i ved ; (i i ) m ai l e d by othe r th an certified or registered mail shall be deemed to have been given t hr ee (3) days afte r mailing ; (i ii) sent by facsimile during the recipient' s norma l business hours sha ll be deemed to have been g i ve n when sen t (and if sent after normal business hours s hall b e deemed to have been give n at the opening o f th e r ec ipient' s business on its n ext bus in ess day) ; and (iv) sent by emai l sha ll be deemed received up on the sende r' s receipt of a n acknowledgment from the intended r ecip i ent (suc h as by the " r etu rn r ece ipt r equested" function, as available, return e m ail, or o th er w r itten acknowledgment) . 2. Expenses . The BorTOwer sha ll reimburse the L ender on de m and for a ll r easonab l e and documented costs, expe n ses, an d fees (inclu d ing expenses and fees of its cou n sel), whether or not liti gat i on is commenced, in curred by the Le nd e r of, in c id e nt a l to , in any way relating to, o r in co nne ction wit h , the tra n sactio n s contemp l ated hereby, including the negotiation , documentation , a nd execution of this Note, any of the Advances, and the pr otectio n of the Le n der's ri ghts and e n fo r cement of the B o rr owe r' s o bi igations hereunder . 3. Governing Law . This No t e, and any claim, controversy, dispute , or cause of actio n (w h et h er in contract or tort or othe r w i se) based upon, arising out of, o r relating to, this Note, and the transactions co nt e mplat ed hereby s hall be governed by , and s h al l be cons tru ed a n d interpreted, and all rights and ob li ga ti o n s hereunder determined, in accordance with , t h e la ws of th e State of D elaware . 4. Subm i ss i on to Juri s di ct i on . (a) The B o r rowe r hereby irrevocably and unconditionally (i) ag r ees that any l ega l action, s uit , or proceeding a ri sing o u t of o r relating to this Note may be brought in the cou , ts of the State of Ca li fornia s ittin g in Los Angeles Co un ty or of the Un it ed States Di strict Court for t he Cent ral District of Cal iforni a or any appellate court from any th ereof and ( i i) subm i ts to the exc lu s i ve jur i sd i ct i on of any such court in a n y such lega l act i o n , su it , or pr ocee ding . F inal judgment against the Borrower in any suc h lega l action, suit, or proceeding shall be conc lu s ive a nd m ay b e e n forced in any othe r jur i sdict i o n by su it on the j udgme nt or in any other manner provided by law . (b) Nothing i n this Section 9 . 4 shal l affect the ri ght of the L ender t o ( i ) commence legal proceedings or otherwise sue the B o rrower or exercise any r i ghts against the Borrower or a n y of i ts prope 1 ty in a n y county, state, or other foreign or domestic jurisdict i o n having juri sdic ti o n over the Borrower or a n y of it s property o r ( ii ) serve process upon th e Borrower i n any manner author i zed by the l aws of any such jurisdict i on . 5. Venue . The Borrowe r acknowledges that the ve n ue prov id ed in Sect i on 9 . 4 is a conve ni ent foru m and hereby irrevocab l y and unco ndi t i onally waives, to the f u lles t extent perm i tted by app li cable l aw, any objection that it may now o r hereafter have to t h e l aying of venue of any l ega l action, su i t, o r proceeding arising o u t of or relating to t h is Note i n any court refe r red to in Section 9 . 4 and the defense of an inconvenient forum, or ba se d on a more conven i ent forum, to the maintenance of suc h l egal ac ti on . su it , o r pr oceedi n g i n any such court . 6. Waiver of Jury Trial . THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMJTTED BY APPLICABLE LAW, ANY RIGHT 1 T MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRE CTLY OR INDIR ECTLY BASED UPON, ARlSING OUT OF, OR OTHERWISE RELATING TO, THIS NOTE, ANY ADVANCE, OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT , OR ANY OTHER THEORY . 9 . 7 I n tegration . This Note constitutes the e n tire contract bel \ veen the Part i es with respect to the s ub ject m a tt er h ereof and supersedes al l previous agreements and understandings, oral or w ri tten, w ith res p ect thereto . 9 . 8 Successors and Assigns . This Note may be assigned or transfer re d by the Lende r to any P e r son . T h e Borrower m ay n ot assign or transfer this Note or any of its righ ts or obligations hereunder without the prior w ritt en consent of the L ende r (a n d any a tt empted such assignment without such consent shall be nul l a nd void) . This Note shall inure to the benefit of , and be bind i ng upon, the Parties and their permitted assigns . 7 9. Waiver of Notice . The Borrower hereby waives demand for pa y ment , presentment fo r payment , protest, not i ce of p ayment, notice of d i shonor, not i ce of nonpayment , notice of acceleration of maturity , and diligence in taking any act i o n t o collect sums owi n g hereunder. 10. Amend m ents and Wa i vers . No term of this Note may be modifie d or amended , o rall y o r by co ur se of dealing , except by an in s trumen t in writing sig ned by authorized officers of the Lende r and of the Borrower o r any Guara nt o r party t h ereto . No term of this Note may be wa i ved , orally or b y course of dealing, except by an instrument in wr i ting signed by an aut h or i zed o ffi ce r of the Lender . Any waive r of the te n ns hereof shall be effective on l y in th e s p ecific instance a n d for the spec i fic p urp ose g i ven . 11. Headings . The headings o f the var i ous Sectio n s and subsec t ions her ein and of the schedu l es hereto are for r eference only and s hall not define , mod i fy, expand, or limit an y o f the terms o r provisions h e r eof . 8

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9 . 12 No Waive r ; Cumulative Remedies . No failure to exerci s e , and no delay in exerc i s in g , on the part of the Lender , any right , remedy , power, or privilege hereunder shal l operate as a waiver thereof ; nor s hall any single or partial exercise of any right, remedy . power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any othe r right, remedy , power , or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law. 9 . 13 Waiver of Counterclaims . The Borrower waives the right to claim or interpose any counterclaim in any litigation or set - off of any kind relating to this Note or the transactions contemplated hereby . 14. Dating and Completion of Blanks . The Borrower authorizes the Lender to date this Note and to complete any blank space herein according to the terms upon which any Advance was made. 15. Electronic Execution . IN WITNESS WHEREOF, the Borrower has executed this Note effective a s of the Effective Date. BORROWER CannaP harmaR X, In c . B 3£25 J::: . Name: Dean P Medwid Title: CEO (a) The word s "execution," "signed , " "signature, " and word s of sim ilar import in this Note shall be deemed to include electroni c or digital signatures or electroni c records, each of which shall be of the same effect, validity, and enforceabilitya s manually e x ec u t ed signatures or a paper - based record - keeping system, as the case may be , to the extent and as provided for und er applicable law , including the Electronic Signature s in Global and National Commerce Act of 2000 ( 15 U . S . C . †† 700 I to 7031 ), provid e d that, notwithstanding anything contained herein to the co ntr ary, the Lender i s under no obligation to agree to accept electronic s i gnatures in any form or in any format unless expressly a g r ee d to by the Lender pursuant to procedures approved by it ; and provided , furth e r . the Lender reserves the righ t to require, at any time and a t its s o l e discretion . the delive,y of manually executed counterpa , 1 signature pages to this Note, and the Borrower agrees to promptly deliver such manually executed counterpar t signatu r e pages . (b) Without limiting the generality of the foregoing , each of th e Borrower and the Lender (i) agrees that, for all purposes , including in connection with any workout, restructuring , enforcement of remedies . Bankruptcy proceedings , or litigation among the Lender and the Borrower , electronic images of this Note (in each case . including with respect to any signatu re pages hereto) shall have the same legal effect , validity , and enforceability as any paper original, and (ii) waives any argument , defense , or ri ght to contest the validity or enforceability of this Note based solely on the lack of paper original copies of this Note , including with respect to any signature pages hereto . 9 . 16 Severability . I f any term or provision of this Note is invalid , ill egal , or unenforceable in any jurisdiction, such invalidity , illegality, or unenforceability shall not affect a n y other term or provision of this Note or invalidate o r render unenforceable such tern, o r provision in any other jurisdiction . Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Pa,ties shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible . [SIGNATUR E PAGE FOLLOWS] 9 M ASTER PR O M ISSO R Y N OTE CANNA P II ARM A RX. INC. - K OLE I NVEs · 1 MENTS . LL C

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authorized by all necessary corporate action in accordance with all applicable Laws. The Borrower has duly executed and delivered this Note.

7.3 No Approvals. No consent, authorization, or order of, filing with, notice to, license from, or other act by, or in respect of, any Governmental Authority or any other Person is required in order for the Borrower to borrow Advances or to execute, deliver, or perform any of its obligations under this Note.

7.4 No Violations. The execution and delivery of this Note, the borrowing of any Advance, and the consummation by the Borrower of the transactions contemplated hereby do not and will not (a) violate any Law applicable to the Borrower or by which any of its properties or assets may be bound; or (b) constitute a default under any material agreement or contract by which the Borrower may be bound.

7.5 Enforceability. This Note is a valid, legal, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

7.6 Use of Proceeds. The proceeds of each Advance will be used solely for the purposes set forth in the notice accompanying each request for an Advance.

7.7 Investment Company Act. The Borrower is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

8. Acceleration of Advances; Events of Default and Remedies.

All Advances, together with all accrued interest thereon, shall become immediately and automatically due and payable, without demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, and diligence in taking any action to collect sums owing hereunder, upon the commencement by or against the borrower of a case or proceeding under any bankruptcy, insolvency, or other law relating to the relief of debtors, the readjustment, composition, or extension of indebtedness, or reorganization or liquidation.

Upon the occurrence of any of the following ("***Events of Default***") and at any time thereafter during the continuance of such Event of Default, the Lender may, at its option, by written notice to the Borrower, (x) declare the entire principal amount of the outstanding Advances, together with all accrued interest thereon and all other amounts payable under this Note, immediately due and payable and/or (y) exercise any or all of its rights, powers, or remedies under applicable Law:

8.1 Failure to Pay. The Borrower fails to pay (a) any principal amount of any Advance when due or (b) interest or any other amount when due and such failure continues for ten (10) days.

8.2 Breach of Representations and Warranties. Any representation or warranty made or deemed made by the Borrower to the Lender herein is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made.

8.3 Breach of Covenants. The Borrower fails to observe or perform any covenant, obligation, condition, or agreement contained in this Note, other than those specified in Section 8.1,

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